SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PFS Funds Outfitter Fund 1939 Friendship Drive, Suite C El Cajon, California 92020 1.888.450.4517

Dear Shareholder:

     Enclosed is a Notice, Proxy Statement and Proxy Card for a Special Meeting of Shareholders (the “Meeting”) of the Outfitter Fund (the “Fund”), a series portfolio of the PFS Funds (the “Trust). The Meeting is scheduled for August 15, 2013 and will be held at 1:00 p.m., Eastern Time at the offices of Mutual Shareholder Services, 800 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. If you are a shareholder of record of the Fund as of the close of business on June 20, 2013, you are entitled to vote at the Meeting and any adjournment thereof.

     Outfitter Financial Corp. (“Outfitter”) has served as investment adviser to the Fund since the Fund’s inception in February 2012. At the Meeting, shareholders will be asked to approve a new management agreement between Outfitter and the Trust on behalf of the Fund. The new management agreement (“New Agreement”) has the same advisory fee as, and does not otherwise differ from, the prior management agreement (“Prior Agreement”). You are being asked to approve the New Agreement because the Prior Agreement may have been deemed to have terminated as a result of the transaction described below.

     Prior to May 28, 2013, Outfitter was majority owned by Peress Investment Advisers (now known as Outfitter Advisors, Ltd.), a company majority owned by Mr. Benjamin Peress, the Fund’s portfolio manager. Following a two-part transaction occurring on May 28, 2013, the ownership structure of Peress Investment Advisers changed such that Mr. Peress no longer owns a majority of the equity ownership of that company (although he continues to own a majority of the voting securities), and a new owner owns more than 25% of that company. Additionally, the ownership structure of Outfitter changed so that it is no longer controlled by Peress Investment Advisers, but rather it is now owned by four individuals – one being Mr. Peress (the “Transaction”).

     The Transaction may be considered to have resulted in the assignment and termination of the Prior Agreement. Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the automatic termination of an advisory contract when it is assigned. Shareholders of the Fund are being asked to vote to approve the New Agreement so that the management of the Fund may continue without interruption.

     At a special meeting held on May 17, 2013, the Board of Trustees of the Trust recommended that the New Agreement be submitted to shareholders of the Fund for approval. At the same meeting, the Board of Trustees approved an interim agreement with Outfitter, which became effective on May 28, 2013, under which it can provide advisory services for the Fund for up to 150 days between the termination of the Prior Agreement and shareholder approval of the New Agreement (the “Interim Agreement”). At a meeting of the Board of Trustees held on June 13, 2013, the Board of Trustees approved the New Agreement with Outfitter, subject to shareholder approval. Compensation earned by Outfitter under the Interim Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Agreement before the 150 day term of the Interim Agreement expires, the compensation (plus interest) payable under the Interim Agreement will be paid to

Outfitter, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Outfitter.

     I am writing to ask for your prompt vote for the approval the New Agreement. The proposal has been carefully reviewed by the Board of Trustees of the Trust. The Board of Trustees unanimously recommends that you vote FOR the proposal.

     It is very important to receive your vote before August 15, 2013. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone.

     I appreciate your participation and prompt attention to this matter.

     Sincerely,

     /s/ Ross C. Provence

     Ross C. Provence
     President of the Trust

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter affecting the Fund that requires a shareholder vote.

Q.	WHY AM I BEING ASKED TO VOTE ON A NEW MANAGEMENT AGREEMENT FOR MY FUND?

A.	As discussed in more detail in the enclosed proxy statement, in a two-part transaction, Peress Investment Advisers, Ltd. (now known as Outfitter Advisors, Ltd.), a majority owner of Outfitter Financial Corp. (“Outfitter), the investment adviser to the Fund, underwent a change in control and, as a result, affected the ownership structure of Outfitter. This change in ownership structure of Outfitter may have been deemed to terminate the current management agreement relating to the Outfitter Fund. In anticipation of this change in ownership structure, the Board of Trustees of the Trust, approved an interim agreement on May 17, 2013 with Outfitter allowing it to continue to provide investment advisory and other services to the Fund and on June 13, 2013 the Board of Trustees approved a new management agreement with Outfitter, subject to shareholder approval. You are being asked to approve the new management agreement. Under the new agreement Outfitter will provide the same services to the Fund on the same terms as under the prior agreement. The advisory fees will remain unchanged.

Q.	HOW WILL THE TRANSACTION AFFECT ME AS A SHAREHOLDER?

A.	The transaction will not result in any changes to the organization or structure of the Fund. You will still own the same shares in same Fund. If the new management agreement is approved, Outfitter will continue to serve as the Fund’s adviser and none of the other service providers will change in connection with the transactions.

Q.	WILL THE PORTFOLIO MANAGER OF MY FUND CHANGE?

A.	There are no anticipated changes to the Fund's portfolio manager.

Q.	HOW WILL MY APPROVAL OF THIS PROPOSAL AFFECT THE MANAGEMENT AND OPERATION OF THE FUND?

A.	The Fund’s investment strategies will not change, and the same portfolio manager will continue to manage the Fund’s portfolio. Approval of the proposal will avoid disruption of the Fund’s investment management and will allow shareholders to continue to benefit from the investment advice provided by Outfitter to the Fund.

Q.	HOW DOES THE NEW AGREEMENT DIFFER FROM THE PRIOR AGREEMENT?

A.	The agreements are the same.

Q.	HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSAL?

A.	Yes. The Board of Trustees has unanimously approved the proposal and recommends that shareholders also vote to approve the proposal.

Q.	WHO IS PAYING FOR THIS PROXY MAILING AND FOR THE OTHER EXPENSES AND SOLICITATION COSTS ASSOICATED WITH THIS
SHAREHOLDER MEETING?

A.	Outfitter or its affiliates (and not the Fund’s shareholders) will pay the expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses.

Q.	WHO IS ELIGIBLE TO VOTE?

A.	Shareholders of record of the Fund as of the close of business on June 20, 2013 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the meeting.

Q.	WHAT VOTE IS REQURIED?

A.	Approval of the proposal requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.	WHAT HAPPENS IF THE NEW AGREEMENT IS NOT APPROVED?

A.	On May 17, 2013, the Board approved the an interim management agreement under which Outfitter can provide investment advisory services to the Fund for up to 150 days between termination of the prior agreement and shareholder approval of the new agreement. The Board approved the interim agreement to allow Outfitter to continue to provide advisory services for the 150 day period following the closing of the transaction. If shareholders do not approve the new agreement, Outfitter will continue to provide advisory services to the Fund under the interim agreement until its term expires, and the Board will consider such further action as it deems necessary in the best interests of the shareholders of the Fund, which may include resubmitting the new management agreement to shareholders for approval or considering other alternatives.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A.	We will be happy to answer your questions about this proxy solicitation. Please call 1-800- 547-8092 between 8:30 a.m. and 5:00 p.m., Pacific Time, Monday through Friday.

PFS Funds Outfitter Fund 1939 Friendship Drive, Suite C El Cajon, California 92020 1.888.450.4517

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held August 15, 2013

Dear Shareholders:

The Board of Trustees of the PFS Funds (the “Trust”) is holding a special meeting (the “Meeting”) of shareholders of the Outfitter Fund (the “Fund”), a series portfolio of the Trust, on Thursday, August 15, 2013 at 1:00 p.m., Eastern Time. The Meeting will be held at the offices of Mutual Shareholder Services, 800 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

The Special Meeting is being held for the following purposes:

1.	To approve an investment management agreement with respect to the Fund between Outfitter Financial Corp. and the Trust.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Trust has fixed the close of business on June 20, 2013 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Meeting. If you are unable to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY
CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE
TELEPHONE FOUND ON YOUR PROXY CARD.

     To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone by following the instructions on the enclosed proxy card. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 1-800-547-8092.

     The Trust’s Board of Trustees has carefully reviewed the proposal and recommends that you vote “FOR” the proposal.

                                                              By Order of the Trust,

                                                              /s/ Ross C. Provence

                                                              Ross C. Provence
                                                              President of the Trust

July 8, 2013

PFS FUNDS Outfitter Fund

1939 Friendship Drive, Suite C El Cajon, California 92020 1.888.450.4517 ____________ PROXY STATEMENT ____________

SPECIAL MEETING OF SHAREHOLDERS To Be Held August 15, 2013

Introduction

The PFS Funds (the “Trust”) has called a special meeting (the “Meeting”) of the shareholders of the Outfitter Fund (the “Fund”), a series portfolio of the Trust, in order to seek shareholder approval of a proposal relating to the Fund. The Meeting will be held at the offices of Mutual Shareholder Services, 800 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 at 1:00 p.m., Eastern Time, on Thursday, August 15, 2013. This Proxy Statement and form of proxy are being mailed to shareholders of record on or about July 12, 2013. If you expect to attend the Meeting in person, please call the Trust at 1-800-547-8092 to inform them of your intentions.

Items for Consideration

     The Meeting has been called by the Board of Trustees (the “Board”) of the Trust for the following purposes:

1.	To approve an investment management agreement with respect to the Fund between Outfitter Financial Corp. and the Trust.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on June 20, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

     At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund, and the most recent subsequent semi-annual report, if any. At your request, the Trust will send you a free copy of the Fund’s current prospectus and statement of additional information. Please call the Trust at 1-800-547-8092 or write to Outfitter Fund, 1939 Friendship Drive, Suite C, El Cajon, CA 92020 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL: APPROVAL OF A NEW MANAGEMENT AGREEMENT

The Change in Control of the Adviser

     Outfitter Financial Corp. (“Outfitter”) has served as investment adviser to the Outfitter Fund (“Fund”) since its inception in February, 2012. Prior to May 28, 2013, Outfitter was 84.7% owned by Peress Investment Advisers, Ltd. (now known as Outfitter Advisors, Ltd.), a company in which Mr. Peress, the portfolio manager to the Fund, owned 85%, with the remaining ownership of Outfitter held by a single individual. Following a two-part transaction occurring on May 28, 2013, the ownership structure of Peress Investment Advisers changed such that Mr. Peress no longer owns a majority of the equity ownership of that company (although he continues to own a majority of the voting securities), and a new owner owns more than 25% of that company. Additionally, the ownership structure of Outfitter changed in that rather than being owned by a parent company (Peress Investment Advisers) it will be owned by individually by four persons – one individual being Mr. Peress having an ownership interest of 36.0% and a new investor, Mr. David Kenkel, having a controlling ownership interest of 42.4% with the remaining ownership held by two other individuals (the “Transaction”).

     The Transaction closed on May 28, 2013 (the “Closing”). The Transaction may be considered to have caused a change in control of Outfitter under the Investment Company Act of 1940 (the "1940 Act"), resulting in the assignment, and automatic termination, of the agreement between Outfitter, the investment adviser to the Fund, and the Trust (the "Prior Agreement"). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. As a result, shareholders of the Fund are being asked to approve a new management agreement between Outfitter and the Trust (the "New Agreement") so that Outfitter’s management of the Fund may continue without any interruption.

     The Transaction will not result in any changes to the organization or structure of the Fund. You will still own the same number of shares in the Fund. After the Closing, if the New Agreement is approved, Outfitter will continue to serve as the Fund's investment adviser and none of the Fund's other service providers will change in connection with the Transaction. There also are no anticipated changes to the Fund's portfolio manager in connection with the Transaction.

The Prior Agreement

     The Prior Agreement for the Fund, dated January 30, 2012, was initially approved by the Board for a term of two years on December 16, 2011. The Prior Agreement was approved on February 1, 2012, by the Fund's initial shareholder in conjunction with the Fund’s organization and before the Fund commenced investment operations. During the most recent fiscal year ended January 31, 2013, Outfitter earned $55,226 in advisory fees pursuant to the Prior Agreement and it also earned $13,952 for services provided pursuant to the Services Agreement as described below – Total advisory and service fees earned by Outfitter for the fiscal year ended January 31, 2013 was $69,178. During the period from June 18, 2012 through January 31, 2013, the Advisor waived advisory fees and services fees of $18,745 and received net fees of $50,433.

The Interim Agreement

     At its May 17, 2013 special meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved an interim agreement between Outfitter and the Trust on behalf of the Fund (the "Interim Agreement"). The Interim Agreement took effect upon the Closing of the Transaction on May 28, 2013 because the New Agreement for the Fund had not been approved by its shareholders prior to the Closing and will continue in effect for a term ending on the earlier of 150 days from the Closing or when shareholders of the Fund approve the New Agreement.

     The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for certain provisions that are required by law and except that the date of the Interim Agreement is made current. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. If the Fund's shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus interest) payable under the Interim Agreement will be paid to Outfitter, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Outfitter.

The Terms of the Prior Agreement and the New Agreement

     At its June 13, 2013 meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved the New Agreement between Outfitter and the Trust, subject to shareholder approval. The New Agreement will become effective upon its approval by Fund shareholders. The New Agreement is identical to the Prior Agreement, except with respect to the date. Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A.

     The advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized advisory fee rate paid to Outfitter by the Fund will remain at 0.95% of the Fund’s average daily net assets.

     The New Agreement would require Outfitter to provide the same services as it provided under the Prior Agreement. Outfitter shall, subject to the supervision of the Board, provide or arrange to provide to the Fund such investment advice it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. Outfitter will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions.

     The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days' notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by Outfitter. The New Agreement will terminate automatically in the event of its assignment.

     The New Agreement subjects Outfitter to the same standard of care and liability to which it was subject under the Prior Agreement.

     Outfitter has contractually agreed to continue to waive Services Agreement (discussed below) fees and New Agreement fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the total annual operating expenses of the Fund (excluding brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses) at 0.94% of its average daily net assets. This fee waiver agreement may not be terminated by Outfitter before September 30, 2014.

     If the Fund’s shareholders approve the New Agreement, it is expected that the New Agreement would become effective on September 1, 2013.

Information Concerning Outfitter

     Outfitter was organized in May 2005 as a “C” Corporation and its address is 1497 Chain Bridge Road, McLean, VA 22101. The names, addresses, and principal occupation of the principal executive officers of Outfitter as of the date of this proxy statement are set forth below.

Name and Address	Principal Occupation
Benjamin J. Peress	President, Chief Compliance Officer
1497 Chain Bridge Road
McLean, Virginia 22101
David Kenkel	Executive Vice President
1497 Chain Bridge Road
McLean, Virginia 22101
Maria A. Burke	Chief Financial Officer
1497 Chain Bridge Road
McLean, Virginia 22101

The Services Agreement

     Under a Services Agreement, Outfitter receives an additional fee of 0.24% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses.

     At its special meeting on May 17, 2013, the Board also approved a new Services Agreement with Outfitter to take effect following the Transaction. Shareholder approval of this Agreement is not required and you are not being asked to vote on it. By approving the New Agreement, you effectively will be approving the continuation of the services provided pursuant to the Services Agreement.

     During the most recent fiscal year ended January 31, 2013, Outfitter earned $13,952 for services provided pursuant to the Services Agreement and it also earned $55,226 in advisory fees pursuant to the Prior Agreement as described above – Total advisory and service fees earned by Outfitter for the fiscal year ended January 31, 2013 was $69,178. During the period from June 18, 2012 through January 31, 2013, the Advisor waived advisory fees and services fees of $18,745 and received net fees of $50,433.

Board Considerations in Approving the New Agreement

     At an in-person meeting held on June 13, 2013, the Board considered the approval of the New Agreement between the Trust and Outfitter on behalf of the Fund. Outfitter provided written information to the Board to assist the Board in its considerations.

     In approving the New Agreement, the Board considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by the Outfitter to the Fund; (ii) the investment performance of the Fund and Outfitter; (iii) the cost of the services to be provided and the profits to be realized by Outfitter from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Outfitter’s practices regarding possible conflicts of interest.

     In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the special meeting held on May 17, 2013 and the meeting held on June 13, 2013. The Board requested and was provided with information and reports relevant to the approval of the New Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by Outfitter; (ii) assessments of the investment performance of the Fund by personnel of Outfitter; (iii) commentary on the reasons for the performance; (iv) presentations addressing Outfitter’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and Outfitter; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Outfitter; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or Outfitter are responding to them; and (viii) a memorandum from Legal Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Outfitter, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by Outfitter from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by Outfitter

     In considering the nature, extent, and quality of the services provided by Outfitter, the Trustees reviewed the responsibilities of Outfitter under the Agreement. The Trustees reviewed the services being provided by Outfitter including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements including a discussion of the salient features of Outfitter’s compliance program and the background and experience of its chief compliance officer. The Trustees considered the coordination of services for the Fund among Outfitter and the service providers and the Independent Trustees; and the efforts of Outfitter to promote the Fund and grow its assets. The Trustees noted the quality of Outfitter’s personnel and the commitment to enhance its resources and systems; and the continued cooperation with the Independent Trustees and Legal Counsel for the Fund. The Trustees evaluated Outfitter’s personnel, including the education and experience of its personnel. After reviewing the foregoing information and further information in the materials provided by Outfitter (including its Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Outfitter were satisfactory and adequate for the Fund.

2. Investment Performance of the Fund and Outfitter

     In considering the investment performance of the Fund and Outfitter, the Trustees compared the 1 year performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data and category averages. The Trustees also considered the performance of the Fund compared to the 1 year and since inception performance of the S&P 500 Index and the Barclays Aggregate Bond Index. As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the "Peer Group"). All performance data was through the period ended April 30, 2013. The Trustees noted that for the 12 month period ended April 30, 2013 the Fund slightly outperformed both the Peer Group and the category average. The Trustees also noted that for the 1 year period and since inception period ended April 30, 2013, the Fund underperformed the S&P 500 and outperformed the Barclays Aggregate Bond Index. After reviewing and discussing the investment performance of the Fund further, Outfitter’s experience managing the Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and Outfitter was satisfactory.

3. Costs of the Services to be provided and profits to be realized by Outfitter

     In considering the costs of the services to be provided and profits to be realized by Outfitter from the relationship with the Fund, the Trustees considered: (1) Outfitter’s financial condition and the level of commitment to the Fund and Outfitter by the principals of Outfitter; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Outfitter regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Outfitter in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds and the category average. The Trustees reviewed the fees under the New Agreement compared to other mutual funds with similar investment objectives and asset levels and noted that the expense ratio was lower than its Peer Group average. The Trustees also reviewed the management fee of 0.95% noting that it was higher than the Peer Group, but within the range of the Peer Group, and higher than the category average. The Trustees also recognized that Outfitter was obligated to pay certain expenses of the Fund pursuant to a Services Agreement which had the effect of capping the expense of the Fund. The Trustees also recognized that Outfitter had agreed to an expense limitation arrangement that would limit the Fund’s expenses, excluding certain expenses, to

0.94% and that Outfitter had agreed to keep this arrangement in place until September 30, 2014. Based on the foregoing, the Board concluded that the fees to be paid to Outfitter and the profits to be realized by Outfitter, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Outfitter.

4. Economies of Scale

     The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that Outfitter was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund. The Trustees also recognized that Outfitter had agreed to an expense limitation arrangement that would limit the Fund’s expenses, excluding certain expenses, to 0.94% and that Outfitter had agreed to keep this arrangement in place until September 30, 2014. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Outfitter.

5. Outfitter’s Practices Regarding Possible Conflicts of Interest and Benefits to Outfitter

     In considering Outfitter’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Outfitter’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Outfitter’s potential conflicts of interest. The Trustees observed that Outfitter has only experienced limited benefits (other than its direct compensation) as a result of its relationship with the Fund. The Trustees noted that Outfitter was able to utilize the Fund as an investment management solution for Outfitter’s clients that are too small (in terms of assets) to be managed as separate accounts. The Trustees observed that while Outfitter does not cause the Fund to participate in soft dollar arrangements, the Fund did derive benefits from soft dollar arrangements that are in place for other clients of Outfitter and Outfitter’s advisory affiliates. Based on the foregoing, the Board determined that Outfitter’s standards and practices relating to the identification and mitigation of possible conflicts of interest and the benefits to be derived by Outfitter from managing the Fund were acceptable and satisfactory.

     The Board then reflected on information reviewed at its special meeting held on May 17, 2013 and its discussion with a representative of Outfitter at a meeting held on June 13, 2013. Next, the Independent Trustees met in executive session to discuss the continuation of the New Agreement. The officers of the Trust were excused during this discussion. Based on its evaluation of the information and the conclusions with respect thereto at each of the May 17, 2013 and June 13, 2013 meetings as well as information received throughout the year at quarterly meetings, the Board unanimously concluded that: (a) the terms of the New Agreement were fair and reasonable; (b) the approval of the New Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Section 15(f) of the 1940 Act

     The Transaction involves the sale of Mr. Peress’ interest in Peress Investment Advisers (now known as Outfitter Advisors, Ltd.). Outfitter intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

     First, an "unfair burden" may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by Outfitter of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Fund. Moreover, Outfitter has agreed that, for two years after the consummation of the Transaction, it will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund.

     Second, during the three-year period after the Transaction, at least 75% of the members of the investment company's board of trustees cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or its predecessor. During the special meeting of the Board held on May 17, 2013, Mr. Ross C. Provence, an Interested Trustee, resigned from the Board so that at least 75% of the Trustees could be classified as Independent Trustees. The Trust will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not "interested persons" (as defined in the 1940 Act) for the three-year period after the completion of the Transaction.

Required Vote

     Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE
FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

     Premier Fund Solutions, Inc. (“PFS”), 1939 Friendship Drive, Suite C, El Cajon, CA 92020, provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from Outfitter equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,500). For the fiscal year ended January 31, 2013 the Adviser paid PFS $30,000 for administrative services. A Trustee of the Trust is the CEO of PFS.

     Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (direct shareholders) or $8.00 per shareholder (fundserv accounts) (subject to a minimum monthly fee of $775) for these transfer agency services.

     In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from Outfitter based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $22,500, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million to $300 million in assets the annual fee is $60,450 plus .01% on assets greater than $200 million and above $300 in assets the annual fee is $70,450 plus .005% on assets greater than $300 million. For the fiscal year ended January 31, 2013, the Adviser paid MSS $20,045 for transfer agent and accounting services.

     Rafferty Capital Markets, LLC (the “Distributor”), located at 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530, serves as the principal underwriter of the Fund’s shares. The Distributor is a broker-dealer and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

COMMISSIONS PAID TO AFFILIATED BROKERS

     During the Fund's most recently completed fiscal year ended January 31, 2013, the Fund did not pay any commissions to any affiliated brokers.

PAYMENT OF PROXY EXPENSES

     Outfitter or its affiliates will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses. It is estimated that the expenses of the proxy solicitation will be $16,000.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

Name and Address	Number of Shares Owned	Percentage Held

Wayne Laufer Revocable Trust	650,779.158	47.56%
4989 Joewood Drive
Sanibel, FL 33957

Peress Inv Adv 401(k) PSP	96,804.312	7.07%
1497 Chain Bridge Rd, Suite 200
McLean, VA 22101

John Kenkel Revocable Trust	80,952.380	5.92%
1287 Quarterhorse Lane
Kalispell, MT 59901

     Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

     For a free copy of the Fund's annual report for the fiscal year ended January 31, 2013, shareholders of the Fund may call 1-888-450-4517 or write to the Fund c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust is organized as a Massachusetts business trust. The Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

VOTING INFORMATION

Voting by Proxy

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Trust urges you to fill out and return your proxy card even if you plan to attend the Meeting. Returning your proxy card will not affect your right to attend the Meeting and vote.

     The Trust has named Gregory Getts and Umberto Anastasi as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Trust’s Board of Trustees.

     If an additional matter is presented for vote at the Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Meeting other than the proposal discussed in this Proxy Statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Meeting, at the following address: Jeffrey R. Provence, 1939 Friendship Drive, Suite C, El Cajon, California 92020, or by attending the Meeting and voting in person.

Voting in Person

     If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Meeting. If you attend the Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Voting Securities and Required Vote

     As of the Record Date, there were 1,368,409.151 shares of beneficial interest of the Fund issued and outstanding.

     All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

     Forty percent (40%) of the Shares entitled to vote shall be a quorum for the transaction of business at the Meeting. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. An affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act, of the Fund is required for the approval of the Proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

     Broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum. If you mark “abstain” on your proxy card with respect to a Proposal, your vote will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposal. Broker “non-votes” will also have the effect of a “no” vote for purposes of obtaining the requisite approval of a Proposal.

Householding

     As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Fund by calling 1-888-450-4517 or write to the Fund c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

OTHER BUSINESS

     The Board of Trustees of the Trust knows of no business to be brought before the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

APPENDIX A

MANAGEMENT AGREEMENT OUTFITTER FUND

TO: Outfitter Financial Corp. 1497 Chain Bridge Road, Suite 200 McLean, Virginia 22101

Dear Sirs:

The PFS Funds (the “Trust”) herewith confirms our agreement with you.

     The Trust has been organized to engage in the business of an open-end management investment company. You, Outfitter Financial Corp. (“Adviser,” “you” and “your”) have been selected to act as the sole investment manager of the Outfitter Fund (the “Fund”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1. ADVISORY SERVICES

     Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.

2. USE OF SUB-ADVISERS

     Any of your duties, responsibilities and obligations specified in Section 1 and throughout the remainder of this Agreement with respect to the Fund may be delegated by you, at your expense, to an appropriate party (a “sub-adviser”), subject to such approval by the Board and shareholders of the applicable Fund to the extent required by the 1940 Act. You shall oversee the performance of delegated duties by any sub-adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such sub-adviser. The retention of a sub-adviser by you pursuant to this Section 2 shall in no way reduce your responsibilities and obligations under this Agreement and that you shall be responsible to the Trust for all acts or omissions of any sub-adviser party in connection with the performance of your duties under this Agreement. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on you, you shall take measures through your contract with, or your oversight of, the sub-adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the sub-adviser.

3. ALLOCATION OF CHARGES AND EXPENSES

     You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Fund.

     The Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator (including fees and expenses payable to you under the Services Agreement between you and the Trust), accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to a plan adopted under Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

     You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4. COMPENSATION OF THE ADVISER

     For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at an annual rate of 0.95% of the average value of the daily net assets of the Fund.

     The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5. EXECUTION OF PURCHASE AND SALE ORDERS

     In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     You (or any sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your (or any sub-adviser’s) overall responsibilities with respect to the Fund and to accounts over which you (or any sub-adviser) exercise investment discretion. The Fund and you (and any sub-adviser) understand and acknowledge that, although the information may be useful to the Fund and you (and any sub-adviser), it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

     Subject to the provisions of the Act, and other applicable law, you (or any sub-adviser), any of your (and any sub-adviser’s) affiliates or any affiliates of your (or any sub-adviser’s) affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you (or any sub-adviser) give any advice to your clients (or clients of any sub-adviser) concerning the shares of the Fund, you (or any sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6. PROXY VOTING

     You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

7. CODE OF ETHICS

     You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8. SERVICES NOT EXCLUSIVE/USE OF NAME

     Your (and any sub-adviser’s) services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you (or any sub-adviser) may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

     The Trust and you acknowledge that all rights to the name “Outfitter Fund” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Outfitter Fund” shall automatically cease on the ninetieth day following the termination of this Agreement. You may also withdraw the right to the name during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “Outfitter Fund” in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

9. LIMITATION OF LIABILITY OF ADVISER

     You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement. You agree that you are responsible for any information that you provide to the Trust for inclusion in the prospectus and/or statement of additional information of the Fund. You agree to defend and indemnify the Trust, and its trustees, officers and agent from and against any and all liability, losses, claims and damages arising from any inaccurate or incomplete statement provided by you (or your officers, employees, directors, agents and/or affiliates) for inclusion in the Fund’s prospectus or statement of additional information. You agree to defend and indemnify the Trust, and its trustees, officers and agents from and against any and all liability, losses, claims and damages arising from your willful misfeasance, bad faith or gross negligence on your part or the part of your officers, employees, directors, agents and/or affiliates in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10. DURATION AND TERMINATION OF THIS AGREEMENT

     The term of this Agreement shall begin on the date of execution and shall continue in effect for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Fund is added after the date of this Agreement, this Agreement shall become effective with respect to that Fund upon execution and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

     This Agreement may, on sixty (60) days' written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment

11. AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12. LIMITATION OF LIABILITY TO TRUST PROPERTY

     The term “PFS Funds” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of Commonwealth of Massachusetts.

13. SEVERABILITY

     In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14. BOOKS AND RECORDS

     In compliance with the requirements of Rule 31a-3 under the Act, you agree that all records that you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION

	(a)	This Agreement shall be governed by the laws of the State of Massachusetts.

	(b)	For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

	(c)	Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.

In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16. NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1939 Friendship Drive, Suite C, El Cajon, CA 92020 and the address of the Adviser is 1497 Chain Bridge Road, Suite 200, McLean, Virginia 22101.

17. COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18. CONFIDENTIALITY

     You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

19. BINDING EFFECT

     Each of the undersigned expressly warrants and represents that he or she has the full power and authority to sign this Agreement on behalf of the party indicated, and that his or her signature will operate to bind the party indicated to the foregoing terms.

20. CAPTIONS

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                                                                                  Yours very truly,

                                                                                                  PFS Funds

Dated: as ______, 2013	By: _________________________________
Print Name: __________________________
Title: ________________________________

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

                                                                                                   Outfitter Financial Corp.

Dated: as of _____, 2013	By: _________________________________
Print Name: __________________________
Title: _______________________________

OUTFITTER FUND

SPECIAL MEETING OF SHAREHOLDERS

August 15, 2013

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned constitutes and appoints Gregory Getts and Umberto Anastasi, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the Outfitter Fund held of record by the undersigned on June 20, 2013, as designated below, at the Meeting of Shareholders of the Outfitter Fund at the offices of Mutual Fund Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on August 15, 2013 at 1:00 p.m., local time, and at any adjournments or postponements thereof.

This proxy will be voted as specified. By voting by telephone or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. Even if you plan to attend the Meeting, to help ensure that your vote is represented, please vote (1) by telephone; or (2) by completing and mailing this proxy card at once in the enclosed envelope. If you vote by telephone, you do not need to mail in your proxy card.  To vote by telephone please call 1-888-450-4517 between 8:30 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy. Your
signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature __________________________	Date _________________
Joint Shareholder Signature ______________________	Date _________________

     Important Notice Regarding the Availability of Proxy Materials for the Meeting:
The Notice of Special Meeting and Proxy Statement are available at www.outfitterfunds.com

Please fill in box(es) as shown using black or blue ink.  [X]

The Board of Trustees recommends that you vote FOR the Agreement and Plan of Reorganization.

1	.	Proposal to approve an investment management agreement with respect to the Fund between Outfitter Financial Corp. and the Trust.
		FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]
2	.	In their discretion upon such other business as may properly come before the meeting.

Please check box at right if you will be attending the meeting.          [  ]

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Mail to:
Outfitter Fund, 8000 Town Centre Dr., Ste 400, Broadview Heights, OH 44147